          As filed with the Securities and Exchange Commission on April 2, 2002

                                                               File No. 33-19896
                                                                        811-5464

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 16    [ X ]
                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           Amendment No. 17    [ X ]
                       (Check appropriate box or boxes)

                      ----------------------------------

                 LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
              (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code (260) 455-2000

                          Elizabeth Frederick, Esq.
                  Lincoln National Life Insurance Company
                            1300 S. Clinton St.
                           Fort Wayne, IN  46802
                   (Name and Address of Agent for Service)


                       Copies of all communications to


                           Jeffrey S. Puretz, Esq.
                                  Dechert
                            1775 Eye Street, N.W.
                           Washington, D.C. 20006

                         Fiscal year-end:  December 31

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                      ----------------------------------

It is proposed that this filing will become effective:

             ___ immediately upon filing pursuant to paragraph (b)
              X  on May 1, 2002, pursuant to paragraph (b)
             ---
             ___ 60 days after filing pursuant to paragraph (a) (1)
             ___ on _________ pursuant to paragraph (a) (1)
             ___ 75 days after filing pursuant to paragraph (a) (2)
             ___ on _________ pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:
[ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS


SUBJECT                                       PAGE
--------------------------------------------------

Summary Description of the Fund               SA-2

Investment Strategies                         SA-3

Other Strategies                              SA-4

Risks of Investment Strategies                SA-4

Investment Adviser and Portfolio Manager      SA-4

General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2002

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues this objective primarily by buying and holding (investing in) a diverse group of equity securities (stocks) of large-sized U.S. companies that meet the fund's social standards: companies with market capitalizations of more than $5 billion. The fund also holds some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion.

The fund's investment strategy is to invest in stocks of established companies believed to:


- be undervalued in the market relative to other companies in an industry; and


- show growth potential significantly greater than the average expected growth rate of companies in the same industry.

The fund's secondary investment strategy places some emphasis on providing income (dividends and interest).

All companies must meet the fund's social standards. The companies may not:

- damage the natural environment;

- have significant involvement with nuclear power, military weapons, liquor, tobacco or gambling; or

- use animal testing to develop new cosmetic or personal care products.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's stock investments and, therefore, the value of the fund's shares will fluctuate over the long-term (3 years or more) in line with broad stock market indices, such as the S&P 500 Index; and


- the fund's social standards strategy can cause the value of the fund's shares to fluctuate independently of broad stock market indices over short-term periods (1-3 years), and cause the fund to miss opportunities to invest in companies, industries or segments of the U.S. economy providing superior performance.

                                     *  *  *

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year; and


- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.


Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1992                                   3.60%
1993                                  13.56%
1994                                   0.19%
1995                                  42.83%
1996                                  28.94%
1997                                  37.53%
1998                                  19.89%
1999                                  15.44%
2000                                  -8.33%
2001                                  -9.50%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.


The fund's lowest return for a quarter occurred in the third quarter of 2001 at:
(17.04)%.



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/01)



                                                                 RUSSELL
                                              S&P 500            1000
PERIOD BACK              SOCIAL AWARENESS     INDEX*             INDEX**
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1 year                       -9.50%               -11.87%            -12.45%
5 year                        9.56%               10.73%             10.50%
10 year                      13.11%               12.97%             12.85%



 * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks.



** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the investable U.S. equity market.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term capital appreciation.


The fund pursues this objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2001, the companies included in the Russell 1000 Index had an average market capitalization of approximately $95 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the investable U.S equity market.


The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:


- a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and



- a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.


More specifically, the fund seeks to invest in companies believed to:

- show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

- be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:


- a long history of profit growth and dividend payment; and


- a reputation for quality management, products and service.


The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

- activities that result, or are likely to result, in damage to the natural environment;

- production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

- manufacture of, or contracting for, military weapons;

- liquor, tobacco or gambling businesses; and/or

- the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.


The fund and its adviser will not determine which stocks meet the fund's social standards. Instead, the fund will rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.


KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on (1) their size or (2) other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT


At times, the fund may hold stocks that do not meet the fund's social standards, because either (1) the stocks ceased meeting the social standards after the fund bought them or (2) the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 49% in 2001 and 76% in 2000.


OTHER STRATEGIES

The fund may invest in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective.


The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


RISKS OF INVESTMENT STRATEGIES


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (1) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (2) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking the possibility of long-term capital appreciation, with some emphasis on providing income, and (2) so long as you are comfortable with the additional risks of the fund's using social standards to select investments.


INVESTMENT ADVISER AND PORTFOLIO MANAGER



The fund's investment adviser is Delaware Management Company (DMC). You can find information about DMC in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser. DMC is responsible for overall management of the fund's securities investments. DMC's address is 2005 Market Street, Philadelphia, PA 19103.



J. Paul Dokas, Managing Director at DMC is responsible for the day-to-day management of the fund's securities investments. Prior to joining DMC and its predecessor companies, Mr. Dokas was the Director of Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. Mr. Dokas has earned the right to use the Chartered Financial Analyst designation and is a member of the Association of Investment Management and Research. He is also a Director of the Financial Analysts Society of Philadelphia.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:



- adding the values of all securities investments and other assets;



- subtracting liabilities (including dividends payable); and


- dividing by the number of shares outstanding.


The NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.


A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and


- equity securities, debt securities and other assets for which market quotations are not readily available, at their fair value as determined in good faith under the authority of each fund's Board of Directors.



The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, the fund's NAV must fairly reflect market value.



See the General Statement of Additional Information (SAI) Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board of Directors has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.



INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment


                                                                           GPD-1
advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfer, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspects of the funds' operations.



DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.


Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% of the excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% of the excess over $400 million


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2001 ADVISORY FEES*
FUND                                 2001 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .72%
Bond                                                              .42
Capital Appreciation                                              .72
Equity-Income                                                     .73
Global Asset Allocation                                           .73
Growth and Income                                                 .32
International                                                     .84
Managed                                                           .38
Money Market                                                      .45
Social Awareness                                                  .34
Special Opportunities                                             .40



* Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. During 2001, the officers of the funds performed a comprehensive review of expenses paid by the funds since 1996. Following completion of that review, it was agreed that certain amounts would be reimbursed to the Bond Fund, the Growth and Income Fund, the Managed Fund, the Money Market Fund, the Social Awareness Fund, and the Special Opportunities Fund. To implement this reimbursement, accruals in the form of receivables were established for these funds at December 31, 2001 as follows: the Bond Fund ($159 thousand), the Growth and Income Fund
    ($831 thousand), the Managed Fund ($197 thousand), the Money Market Fund ($123 thousand), the Social Awareness Fund ($363 thousand), and the Special Opportunities Fund ($154 thousand). Furthermore, the advisory fees otherwise payable by these funds in the aggregate amount of $1,019,000 annually, will be waived, effective January 1, 2002, until further notice to the shareholders. The approximate amount of the annual fee waiver for each of these funds is as follows: the Bond Fund ($89 thousand), the Growth and Income Fund ($464 thousand), the Managed Fund ($110 thousand), the Money Market Fund ($68 thousand), the Social Awareness Fund ($203 thousand), and the Special Opportunities Fund ($86 thousand). The noted reimbursements and waivers were not included in, and therefore did not affect, any fund advisory fees paid in 2001.


GPD-2

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PURCHASE AND REDEMPTION OF FUND SHARES


Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receive a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.


The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;


- the SEC restricts trading on the NYSE;



- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value is not reasonably practicable; or


- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.


Each fund intends to qualify each year as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). Funds that qualify do not have to pay income tax so long as they distribute sufficient taxable income and net capital gains. Each fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. You will find more information about taxation in the General SAI Disclosure for the 11 funds.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the Prospectus for the variable account.


MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report upon request.


                                                                           GPD-3

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.(3)
12/31/01          $17.644     (0.043)     (5.119)    (5.162)     --        (3.111)   (3.111) $ 9.371 (33.29%)   0.81%  (0.40%)
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
Lincoln National Bond Fund, Inc.(5)
12/31/01          $11.891      0.747       0.349      1.096     (0.605)     --       (0.605) $12.382   9.18%   0.53%   5.96%
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.89%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.31%   0.53%   6.45%
Lincoln National Capital Appreciation Fund, Inc.
12/31/01          $25.345     (0.035)     (6.035)    (6.070)     --        (1.917)   (1.917) $17.358 (25.88%)   0.78%  (0.18%)
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.45%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.95%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.28%   0.89%   0.35%
Lincoln National Equity-Income Fund, Inc.
12/31/01          $17.443      0.197      (1.420)    (1.223)    (0.177)    (0.704)   (0.881) $15.339  (7.34%)   0.80%   1.23%
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.68%   1.02%   1.46%
Lincoln National Global Asset Allocation Fund, Inc.(5)
12/31/01          $14.782      0.316      (1.410)    (1.094)    (0.050)    (1.075)   (1.125) $12.563  (7.88%)   0.96%   2.38%
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.33%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
Lincoln National Growth and Income Fund, Inc.(4)
12/31/01          $43.249      0.309      (3.823)    (3.514)    (0.278)   (11.608)  (11.886) $27.849 (11.21%)   0.36%   0.94%
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.54%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.34%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
Lincoln National International Fund, Inc.
12/31/01          $13.769      0.212      (1.469)    (1.257)    (0.259)    (1.098)   (1.357) $11.155  (9.96%)   0.99%   1.74%
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.11%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.20%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.66%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               112% $  352,865
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
Lincoln National
12/31/01               712% $  556,894
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
Lincoln National
12/31/01                48% $1,125,648
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
Lincoln National
12/31/01               127% $  799,166
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
Lincoln National
12/31/01               186% $  322,310
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
Lincoln National
12/31/01                78% $2,916,463
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
Lincoln National
12/31/01                13% $  320,680
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Managed Fund, Inc.(5)
12/31/01          $16.918      0.443      (0.631)    (0.188)    (0.464)    (2.441)   (2.905) $13.825  (1.58%)   0.47%   2.93%
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.41%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.72%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.83%   0.42%   3.77%
Lincoln National Money Market Fund, Inc.
12/31/01          $10.000      0.397         N/A      0.397     (0.394)       N/A    (0.394) $10.003   4.06%   0.54%   3.75%
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.06%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.74%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.12%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.14%   0.59%   5.01%
Lincoln National Social Awareness Fund, Inc.
12/31/01          $37.208      0.227      (2.822)    (2.595)    (0.174)    (8.629)   (8.803) $25.810  (9.50%)   0.40%   0.75%
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.33%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
Lincoln National Special Opportunities Fund, Inc.
12/31/01          $25.846      0.431       0.098      0.529     (0.369)     --       (0.369) $26.006   2.16%   0.48%   1.65%
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.04%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.48%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               355% $  690,682
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
Lincoln National
12/31/01               N/A  $  430,205
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
Lincoln National
12/31/01                49% $1,274,803
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
Lincoln National
12/31/01                73% $  539,870
12/31/00                75% $  536,287
12/31/99                96% $  665,642
12/31/98                76% $  917,796
12/31/97                74% $  872,822



(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000, 1999 and 1998 for Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, International Fund, and Social Awareness Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000 and 1999 for Aggressive Growth Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000 for Bond Fund, Growth and Income Fund, Managed Fund and Special Opportunities Fund.



(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(3) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer, Inc. as the fund's sub-adviser.



(4) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisers as the sub-adviser of the fund.



(5) As required, effective January 1, 2001, the Bond Fund, Global Asset Allocation Fund and Managed Fund adopted the applicable provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income and the amortization of all premiums and discounts on debt securities (Global Asset Allocation Fund and Managed Fund only). The effect of these changes for the Bond Fund, Global Asset Allocation Fund and Managed Fund for the year ended December 31, 2001 was an increase (decrease) in net investment income per share of ($0.001), $0.002, and ($0.024), respectively, an increase (decrease) in net realized and unrealized gain (loss) per share of $0.001, ($0.002), and $0.024, respectively, and an increase (decrease) in the ratio of net investment income to average net assets of (.01%), .01%, and (.17%), respectively. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:


- unaudited semi-annual reports showing current investments and other information; and


- annual financial statements audited by the fund's independent auditors.


The funds' Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.



The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the


                                                                           GPD-5
variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

GPD-6

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                           GPD-7

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2002, into its Prospectus. Each fund will provide a free copy of its SAI upon request.



You can find further information about each fund's investments in the fund's Annual and Semi-Annual Reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report upon request.



For an SAI, Annual or Semi-Annual Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

GPD-8

LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2001 Annual Report. This SAI should be read in conjunction with the Prospectus of the Social Awareness Fund dated May 1, 2002. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS

SUBJECT                                      PAGE
--------------------------------------------------

Description of the Fund                      SAF-2

Additional Investment Strategies and Risks   SAF-2

Strategic Portfolio Transactions             SAF-2

Investment Restrictions                      SAF-3

Portfolio Transactions and Brokerage         SAF-4

General SAI Disclosure -- Important
Additional Information


May 1, 2002


                                                                           SAF-1

DESCRIPTION OF THE FUND


Lincoln National Social Awareness Fund, Inc. (fund) was incorporated in Maryland in 1986 as Lincoln National Government Securities Fund, Inc. It remained a development stage enterprise under that name until December 1987, when the name was changed to Lincoln National Social Awareness Fund, Inc. The fund commenced investment activity in May 1988. It is an open-end diversified management investment company whose investment objective of long-term capital appreciation. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI are to Delaware Management Company (DMC).


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies.


Unless otherwise stated in the Prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.


FOREIGN INVESTMENTS

The fund may invest up to 15% of its assets in securities of foreign issuers. For these purposes, foreign corporate securities are securities of companies organized, or having a majority of their assets, or earning majority of their operating income in a country outside of the U.S. Securities of foreign issuers may trade on U.S. or foreign markets. Eurodollar certificates of deposit are excluded for purposes of these limitations. Foreign investments can involve risks not present in domestic investments. For a discussion of those risks, see Foreign Investments in the General SAI Disclosure for the 11 funds.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE SOCIAL AWARENESS FUND IS AUTHORIZED:

a) for derivative transactions, to: sell put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into (the aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%); buy and sell financial futures contracts and buy put and call options on those contracts. (For certain limited purposes, the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge.) Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of assets.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

OPTIONS TRADING

The fund will only write and purchase options in standard contracts which may be quoted on the Nasdaq Stock Market, Inc. (NASDAQ) or traded on the national securities exchanges. The adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.

SAF-2

Generally, the risk to the fund in writing options is that the adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreased; or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price. See the General SAI Disclosure for the 11 funds for a more complete description of put and call options and the risks involved.

FUTURES CONTRACTS AND OPTIONS THEREON


Generally, the fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the adviser anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon. For certain limited purposes, the fund is also authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge.



See the General SAI Disclosure for the 11 funds for a more complete description of the use of futures contracts and options thereon and the risks involved.


LENDING OF PORTFOLIO SECURITIES

The fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the fund during the term of the loan. Such loans of securities will not exceed one-third of the fund's total assets at any one time. The fund will retain the incidents of ownership of the loaned securities and will be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

REPURCHASE AGREEMENTS


The fund may make short-term investments in repurchase agreements. See the General SAI Disclosure for the 11 funds for a description of repurchase agreements and the risks involved.


ILLIQUID SECURITIES

The fund may invest in equity securities for which market quotations are not readily available. However, the aggregate of such investments would not exceed 5% of the value of the fund's net assets. These types of securities may have limited liquidity which can result in their being priced lower than they may be otherwise. This limitation shall not apply to U.S. Government obligations. (Debt securities having equity features are not considered equity securities for purposes of this limitation.)

INVESTMENT RESTRICTIONS


The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act of 1940, as amended (1940 Act) as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.


The fund may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities are treated as separate industries.

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed);

3. Invest in the securities of any one issuer unless at least 75% of the value of the fund's total assets is represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets.

4. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

5. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of

                                                                           SAF-3
    its total assets at any one time. See Lending of Portfolio Securities. The purchase of debt securities including loan participation certificates and the entry into repurchase agreements are not considered the making of loans.

6. Purchase puts, calls or combinations thereof, except the fund may write and purchase put and call options and effect closing transactions as described under Options Trading.

7. Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of portfolio securities.

8. Invest more than 10% of its total assets in securities (including repurchase agreements maturing in more than seven days) which are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.

9. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

10. Make short sales of securities.

11. Purchase or sell commodities or commodity futures contracts, except financial futures contracts and options thereon.

12. Purchase securities of investment companies except in connection with an acquisition, merger, consolidation or reorganization.

13. Invest in companies for the purpose of, or with the effect of, acquiring control.

14. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 2. (For purposes of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures contracts are not deemed to be pledges of assets.)

15. Issue senior securities as defined in the 1940 Act except insofar as the fund may be deemed to have issued a senior security by borrowing money in accordance with the restrictions described previously. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and initial margin deposits for futures contracts and the purchase or sale of futures contracts are not deemed to be the issuance of a senior security.)

16. Hold more than 10% of the outstanding voting securities of any one issuer.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The adviser is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


The adviser currently provides investment advice to a number of other clients. See Management of the Funds -- Investment Adviser in the General Prospectus Disclosure to the Prospectus and Investment Adviser and Sub-Advisers in the General SAI Disclosure for the 11 funds. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will


SAF-4
be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.



In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of brokerage commissions is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, commissions charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred from time to time, and, in that connection, will receive reports from the adviser and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the adviser regards as a useful supplement of its own internal research capabilities. The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition, the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2001, the adviser directed transactions totaling approximately $502,759,371 million to these brokers and paid commissions of approximately $895,048 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services.



The aggregate amount of brokerage commissions paid by the fund during 2001 was $1,921,259, for 2000 it was $2,226,286, and for 1999 it was $812,095. Additional
transactions were made in 2001 and 2000, resulting in an increase in commissions paid.


If the fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.

The writing of options by the fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the fund may write may be affected by options written by other investment advisory clients of its advisor. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this Prospectus, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.

                                                                           SAF-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

SAF-6

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


(Note: this is uniform information for the 11 funds. See each fund's Statement of Additional Information (SAI) for information specific to that fund.)


THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISER AND SUB-ADVISERS


INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfers, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspect of the funds' operations.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the SEC as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.


During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.

ADVISORY FEES PAID BY THE FUNDS


                                                             2001               2000                1999
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                       $2,914,057         $ 4,181,027         $ 2,417,737

Bond Fund                                                     1,920,922           1,398,198           1,552,439

Capital Appreciation Fund                                     9,649,668          14,625,745           9,051,341

Equity-Income Fund                                            5,969,794           6,138,123           7,394,087

Global Asset Allocation Fund                                  2,498,600           3,114,714           3,493,557

Growth and Income Fund                                        9,893,475          13,042,839          13,910,486

International Fund                                            2,925,794           3,489,925           3,998,445

Managed Fund                                                  2,686,898           3,040,221           3,376,216

Money Market Fund                                             1,428,840           1,012,883             859,855

Social Awareness Fund                                         4,581,293           5,748,045           6,167,750

Special Opportunities Fund                                    2,144,808           2,113,992           2,868,328


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the advisory agreement for each fund. Lincoln National Life Insurance Company (Lincoln Life) has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DMC is primarily responsible for investment decisions affecting each of the funds under its management. However, DMC has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million; .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Management LLC     .55 of 1% of the first $100 million; .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02109

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of the excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of the excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

On or about April 1, 2002, Janus Capital Corporation (Janus Capital) transfered substantially all of its assets, liabilities and business to Janus, a newly created subsidiary. As part of this reorganization, Janus suceeded to Janus Capital's investment adviser registration with the SEC. Janus is a majority-owned direct subsidiary of Janus Capital and an indirect subsidiary of Stilwell Financial, Inc. As of April 1, 2002, Stilwell owned approximately 92% of the outstanding voting stock of Janus Capital, with certain Janus Capital employees owning the remaining shares. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses.



FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



FMR has entered into a Sub-Sub-Advisory Agreement with FMRC to permit FMR to delegate discretionary management of the Equity-Income Fund's investments to FMRC. FMR will pay FMRC a monthly fee equal to 50% of the management fee DMC will be obligated to pay FMR under its Sub-Advisory Agreement. FMRC is a wholly-owned subsidiary of FMR.


GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.



Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investments Trust. Putnam Investments Trust is a holding company, which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



DIAL, is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., which is an indirect wholly-owned subsidiary of LNC. DIAL serves as investment manager to the international and global funds in the Delaware Investments Family of Funds, as well as the International Fund. DIAL also provides investment management services to large institutional clients such as pension plans, foundations and endowments. DIAL is registered as an investment adviser with the SEC and is regulated in the conduct of it business by the Financial Services Authority in the U.K.



During the last three years, sub-advisers received the following amounts for investment sub-advisory services. DMC, not the fund, pays all sub-advisory fees owed.


SUB-ADVISORY FEES PAID BY THE ADVISER


                                                             2001               2000                  1999
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,926,571            $2,860,413            $1,637,988
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  6,306,156             9,638,694             5,545,764
Equity-Income Fund                                         3,930,008             4,039,518             5,268,247
Global Asset Allocation Fund                               1,536,819             1,929,604             2,296,989
Growth and Income Fund                                     6,209,829             8,282,611             9,501,504
International Fund                                         1,600,111             1,898,905             2,200,556
Managed Fund                                                     N/A             1,017,457             1,269,452
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                            N/A             3,450,006             4,013,362
Special Opportunities Fund                                       N/A             1,024,476             1,706,577


--------------------------------------------------------------------------------

                                                                           GSD-3

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.


In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.

GSD-4

DIRECTORS AND OFFICERS


The Boards of Directors oversee the management of each fund and elect its officers. The directors have the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The directors hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the directors and executive officers of the funds is set forth below. Directors that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Directors." Directors who are not interested persons are referred to as Independent Directors.



As used in the General SAI Disclosure, the term "Fund Complex" includes the eleven Lincoln National Funds and Lincoln National Variable Annuity Fund A.



INTERESTED DIRECTORS*


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER *             Chairman, President    Chairman since August      Vice President, The Lincoln        12
1300 S. Clinton Street           and Director           1995; President and        National Life Insurance
Fort Wayne, IN 46802                                    Director                   Company. Vice President,
DOB: 07/25/52                                           since November 1994.       Lincoln Retirement Services
                                                                                   Company, LLC.
BARBARA S. KOWALCZYK *           Director               Director                   Senior Vice President,             12
Centre Square, West Tower                               since November 1993.       Corporate Planning and
1500 Market St., Suite 3900                                                        Development, Lincoln National
Philadelphia, PA 19102                                                             Corporation (insurance holding
DOB: 04/07/51                                                                      company).


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
KELLY D. CLEVENGER *             Lincoln Retirement
1300 S. Clinton Street           Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52

BARBARA S. KOWALCZYK *           Lincoln National
Centre Square, West Tower        Management Corporation;
1500 Market St., Suite 3900      The Lincoln National Life
Philadelphia, PA 19102           Insurance Company; Lincoln
DOB: 04/07/51                    Financial Group
                                 Foundation, Inc.;
                                 Lincoln Life and Annuity
                                 Company of New York;
                                 Lincoln National U.K. PLC
                                 (financial services
                                 company).



  * Kelly D. Clevenger, currently Chairman and President of the funds, is an interested person of the funds by reason of his being an officer of Lincoln Life. Barbara S. Kowalczyk, a director of the funds, is an interested person of the funds by reason of her being a Senior Vice President of Lincoln National Corporation.

INDEPENDENT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH                   Director               Director                   Retired; formerly Associate        12
1300 S. Clinton Street                                  since December 1981.       Vice President, Investments,
Fort Wayne, IN 46802                                                               Northwestern University.
DOB: 06/09/33
NANCY L. FRISBY                  Director               Director                   Vice President and Chief           12
1300 S. Clinton Street                                  since April 1992.          Financial Officer, Desoto
Fort Wayne, IN 46802                                                               Memorial Hospital; formerly
DOB: 11/10/41                                                                      Chief Financial Officer,
                                                                                   Bascom Palmer Eye Institute,
                                                                                   University of Miami School of
                                                                                   Medicine; formerly Vice
                                                                                   President and Chief Financial
                                                                                   Officer, St. Joseph Medical
                                                                                   Center, Inc.
KENNETH G. STELLA                Director               Director                   President, Indiana Hospital &      12
1300 S. Clinton Street                                  since February 1998.       Health Association.
Fort Wayne, IN 46802
DOB: 08/20/43


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
JOHN B. BORSCH                   N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
NANCY L. FRISBY                  N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
KENNETH G. STELLA                First National Bank &
1300 S. Clinton Street           Trust of Kokomo.
Fort Wayne, IN 46802
DOB: 08/20/43


                                                                           GSD-5

OFFICERS WHO ARE NOT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
FREDERICK J. CRAWFORD            Vice President and     Vice President and         Vice President and Treasurer,     N/A
Centre Square, West Tower        Treasurer              Treasurer                  Lincoln National Corporation;
1500 Market St., Suite 3900                             since January 2001.        formerly President and Market
Philadelphia, PA 19102                                                             Manager, Greater Cincinnati
DOB: 08/03/63                                                                      Region Bank One, N.A.
CYNTHIA A. ROSE                  Secretary              Secretary                  Secretary, Assistant Vice         N/A
1300 South Clinton Street                               since February 1995.       President, The Lincoln
Fort Wayne, IN 46802                                                               National Life Insurance
DOB: 04/24/54                                                                      Company; formerly Assistant
                                                                                   Secretary, Lincoln National
                                                                                   Corporation.
ERIC C. JONES                    Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street           and Chief Accounting   since May 2001 and Chief   Lincoln National Life
Fort Wayne, IN 46802             Officer since May      Accounting Officer since   Insurance Company.
DOB: 01/20/61                    2001, Assistant Vice   May 1997.
                                 President and Chief
                                 Accounting Officer
                                 since May 1999, Chief
                                 Accounting Officer
                                 since May 1997.
STEVEN M. KLUEVER                Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street                                  since August 1999;         Lincoln National Life
Fort Wayne, IN 46802                                    Assistant Vice President   Insurance Company.
DOB: 08/04/62                                           since August 1997.


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
FREDERICK J. CRAWFORD            N/A
Centre Square, West Tower
1500 Market St., Suite 3900
Philadelphia, PA 19102
DOB: 08/03/63
CYNTHIA A. ROSE                  N/A
1300 South Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
ERIC C. JONES                    N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/20/61
STEVEN M. KLUEVER                N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 08/04/62



BOARD COMMITTEES



The Board of Directors for each of the funds has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with each of the Board of Directors in fulfilling the Board's responsibility to shareholders of the fund and others relating to oversight of fund accounting, the fund's system of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the fund. The members of the Audit Committee include all of the independent directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. There were two Audit Committee meetings held during 2001. The Board does not have a valuation or nominating committee.



OWNERSHIP OF SECURITIES



As of December 31, 2001, the directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each director in the funds and in any registered investment companies overseen by the directors within the same family of investment companies as the funds is as follows:



INTERESTED DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger    International Fund -- $1 - $10,000              $10,001 - $50,000
                      Aggressive Growth Fund -- $1 - $10,000
Barbara S. Kowalczyk  None                                            None


GSD-6

INDEPENDENT DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
John B. Borsch        Lincoln National Variable Annuity Fund A --     $10,001 - $50,000
                      $10,001 - $50,000
Nancy Frisby          Aggressive Growth Fund -- $10,001 - $50,000     Over $100,000
                      Capital Appreciation Fund -- $50,001 -
                      $100,000
                      Growth and Income Fund -- $10,001 - $50,000
                      Managed Fund -- $10,001 - $50,000
                      Social Awareness Fund -- $10,001 - $50,000
Kenneth G. Stella     None                                            None



BOARD APPROVAL OF ADVISORY CONTRACTS



In connection with the approval or re-approval of each fund's advisory agreement and sub-advisory agreement, if applicable, the directors of the fund, including those directors who are not "interested persons" of the fund, the adviser or any sub-adviser (as the term is defined in the 1940 Act), requested and received from the adviser and any sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the adviser and any sub-adviser, in relation to fees received under the agreements. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the adviser and any sub-adviser. The directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the adviser and any sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. These factors were considered by the directors at large, and also were considered by the independent directors meeting separately. Based on this review, it was the judgement of the directors and the independent directors that approval or re-approval of the agreements was in the interests of the fund and its shareholders/contract owners.


                                                                           GSD-7


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUNDS
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,621                                              $19,452
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,564                                              18,769
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,058                                              12,694
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS

The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.


FUND EXPENSES



Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's Board of Directors who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consist of shares of common stock, $0.01 par value. Each fund sells its shares of common stock to Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY), 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802. Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts. LNY owns 5% of the Money Market Fund. Lincoln Life owns more than 25% of each fund. As the principal shareholder of each fund, Lincoln Life may be deemed to be a control person, as that term is defined under the 1940 Act. Lincoln Life is an Indiana corporation and is a wholly owned subsidiary of LNC. As stated in the Prospectuses for the variable accounts, Lincoln Life and LNY provide to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life and LNY will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life or LNY for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result, Lincoln Life or LNY determined it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to

GSD-8
one vote and each fractional share is entitled to a proportionate fractional vote on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.



When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In that event, the holders of the remaining shares so voting will not be able to elect any Directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.



The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies, many of the funds engage to varying degrees in strategic portfolio transactions in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.



DERIVATIVE TRANSACTIONS


    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the funds' SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.


There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized


                                                                           GSD-9
mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities, see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.


    B.  Risk factors commonly associated with derivative transactions.


       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list.


       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.


       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity or will be subject to regulation from unanticipated sources.


       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.


       SETTLEMENT RISK between two counterparties is the risk that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received or the risk that technical difficulties may interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.


       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.


       Some of these risks may be present in each type of transaction, while others may pertain only to certain ones. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.


    C.  Varying usage of derivative transactions


       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the fund's SAI.


    D.  Increased government scrutiny


       Derivative transactions are coming under increased scrutiny by Congress and industry regulators, such as the SEC and the Office of the Comptroller of the Currency, and by self-regulatory agencies such as the National Association of Securities Dealers (NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life, LNY, and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.


GSD-10

CASH ENHANCEMENT TRANSACTIONS



Cash enhancement transactions also involve certain risks to the fund. These risks are discussed more fully in each fund's SAI.


    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities, including the fund, to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



    B.  Repurchase and Reverse Repurchase Transactions



        1. REPURCHASE TRANSACTIONS (REPOS) From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.


           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.


        2. REVERSE REPURCHASE TRANSACTIONS (REVERSE REPOS) A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the seller of some of its portfolio securities, subject to buying them back at a set price and date.



           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.


OPTIONS TRADING


A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on The Nasdaq Stock Market, Inc., or on national securities exchanges. Currently, options are traded on numerous securities and indices including, without limitation, S&P 100 Index, S&P 500 Index and the NYSE Beta Index.


Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or

                                                                          GSD-11
other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON


A fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. A fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, a fund may purchase a futures contract or a call option thereon.



A fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in a fund's portfolio or which a fund intends to purchase. A fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, a fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.



The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The funds intend to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income Funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.



Successful use of futures contracts by a fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities.


GSD-12

For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by a fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.



The hours of trading of futures contracts may not conform to the hours during which a fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.



A fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit a fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although a fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.


LENDING OF PORTFOLIO SECURITIES


A fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


A fund may make short-term investments in repurchase agreements. The difference between the purchase price to a fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of a fund or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized, and the collateral for each transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.



Similarly, a fund will enter into reverse repurchase agreements only with parties that the adviser or sub-adviser deems creditworthy. While a reverse repurchase agreement is outstanding, the fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.


FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in

                                                                          GSD-13
currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. A fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for a fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.



The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which a fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES

When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.


For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may decline relative to the U.S. dollar, a fund may also enter into contracts to sell that currency (up to the value of a fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser


GSD-14
or sub-adviser's projection of future exchange rates is inaccurate. Refer to previously discussed section: Strategic Portfolio Transactions -- Additional Information.


VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in each fund's SAI. See the General Prospectus Disclosure for the 11 funds for information about how to obtain a copy of a fund's SAI.


CUSTODIAN


All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.



The custodian shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the funds proxies, proxy statements, etc.



Lincoln Life performs the dividend and transfer functions for each fund.


INDEPENDENT AUDITORS


Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2001 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


FINANCIAL STATEMENTS


The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2001 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265).


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely

                                                                          GSD-15
to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).


A -- 1 This designation indicates that the degree of safety regarding timely payment is very strong.


A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

GSD-16

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.


Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example, those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).



Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore, they may involve more risk than other government obligations.


TAXES


Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.



Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.



Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.


The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS


The SAI for each fund and this General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:



OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding


                                                                          GSD-17
option contract by entering into an offsetting transaction known as a closing transaction. As a result, the fund would either pay out or receive a cash settlement, as further discussed on the following pages.



CURRENCY OPTION. Discussed below.



FIXED-INCOME OPTION. An option based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. An option based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. An option based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed below.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. A swap which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. A swap in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).


RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.


INTEREST RATE FUTURES (AND OPTIONS THEREON). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

GSD-18

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

                                                                          GSD-19

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GSD-20

Item 23.  Exhibits:

             (a)   - Articles of Incorporation are incorporated herein by
                     reference to Post-Effective Amendment No. 11 to this Registration Statement.

             (b)   - By-Laws are incorporated herein by
                     reference to Post-Effective Amendment No. 11 to this Registration Statement.

             (c)   - Certificate is incorporated herein by reference to
                     Post-Effective Amendment No. 11 to this Registration Statement.

             (d)1. - Advisory Agreement between Lincoln Investment
                     Management, Inc. (formerly Lincoln National
                     Investment Management Company) and Lincoln
                     National Social Awareness Fund, Inc. dated
                     Jan. 29, 1988 is incorporated herein by
                     reference to Post-Effective Amendment No. 11 to this Registration Statement.

                2. - Assumption Agreement Investment Advisory Agreement
                     dated December 31, 2000 between Lincoln Investment Management, Inc. and Vantage Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 3, 2001.

                3. - Form of Inter-Series Transfer Agreement Investment Advisory
                     Agreement between Vantage Investment Advisers and
                     Delaware Management Company (DMC) effective May 1, 2002.

             (e)1. - N/A

             (e)2. - Specimen Agents Contract is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement.

             (f)   - N/A

             (g)   - Form of Custody Agreement between Lincoln National Social
                     Awareness Fund, Inc. and Mellon Bank, N.A.

             (h)1. - Fund Participation Agreement

                   a. Amended and Restated Fund Participation Agreement between
                      Lincoln National Life Insurance Company and Lincoln National Social Awareness Fund, Inc.

                   b. Amended and Restated Fund Participation Agreement between
                      Lincoln Life & Annuity Company of New York and Lincoln National Social Awareness Fund, Inc.

             (h)2. - Trade Name Agreement is incorporated herein by
                     reference to Post-Effective Amendment No. 11 to this Registration Statement.

             (h)3. - Services Agreement between Delaware Management Holdings,
                     Inc., Delaware Service Company, Inc., Lincoln National Social Awareness Fund, Inc. and Lincoln National
                     Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

             (i)   - Opinion of Counsel is incorporated herein by
                     reference to Post-Effective Amendment No. 11 to this Registration Statement.

             (j)   - Consent of Ernst & Young LLP, Independent Auditors

             (k)   - N/A

             (l)   - Investment Letter is incorporated herein by
                     reference to Post-Effective Amendment No. 11 to this Registration Statement.

             (m)   - N/A

             (n)   - N/A

             (o)   - N/A

             (p)1. - Code of Ethics, Lincoln National Social Awareness
                     Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 3, 2001.

                2. - Code of Ethics, Delaware Management Business Trust (DBMT)
                     is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 3, 2001.

             (q)1. - Power of Attorney, Kenneth G. Stella is incorporated herein by reference to Post-Effective Amendment
                     No. 13 to this Registration Statement filed on April 16, 1999.

             (q)2. - Power of Attorney, John B. Borsch, Jr. is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement filed on April 16, 1999.

             (q)3. - Power of Attorney, Barbara S. Kowalczyk is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement filed on April 16, 1999.

             (q)4. - Power of Attorney, Nancy L. Frisby is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement filed on April 16, 1999.

             (q)5. - Power of Attorney, Eric C. Jones is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement filed on April 16, 1999.

             (q)6. - Power of Attorney, Frederick J. Crawford is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 3, 2001.

             (q)7. - Power of Attorney, Kelly D. Clevenger is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement filed on April 16, 1999.

             (r)   - Organizational Chart is incorporated herein by reference to Pre-Effective Amendment No. 1 (File Number 333-73532) filed on February 8, 2002.



Item 24.  Persons Controlled by or Under Common Control with Registrant

     See "Management of the Funds" and "Purchase and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Fund are Lincoln National Life Insurance Company (Lincoln
Life), for its Variable Annuity Accounts C, L, N and Q; and Flexible Premium Variable Life Accounts K, M, R and S; and Separate Accounts 33 and 53 and Lincoln Life & Annuity Company of New York (LNY), for its Variable Annuity Account L; and Flexible Premium Variable Life Account M; Variable Annuities Separate Account N; and Flexible Premium Variable Life Separate Accounts R and S.

     No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23(r) to this Registration Statement.

Item 25. Indemnification

     As permitted by Section 17(h) and 17(i) of the Investment Company Act of 1940 (1940 Act) and pursuant to Article VII of the Fund's By-Laws
(Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


     The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


     Section 9 of the Investment Advisory Agreement (Exhibit (d)1. to the Registration Statement) limits the liability of DMC to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 26. Business and Other Connections of Investment Adviser


     Information pertaining to any business and other connections of Registrant's investment adviser, DMC, is hereby incorporated by reference from the section captioned "Investment Adviser and Portfolio Manager" in the fund's Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission (File No. 801-32108).

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC are hereby incorporated by reference, respectively, from Schedules A and D of DMBT's Form ADV.

Item 27.  Principal Underwriters

              Not applicable.

Item 28.  Location of Accounts and Records

              All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300
              South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Delaware Management Company (formerly Vantage Investment Advisers), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103; and the Fund's custodian, Mellon Bank, 1735 Market Street, Suite #1735, Philadelphia, Pennsylvania 19103. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 pursuant to an accounting services agreement with the Fund.

Item 29.  Management Services

              Not applicable.

Item 30.  Undertakings

              Not applicable.

                                   SIGNATURES

(a) Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and the State of Indiana on the 2nd day of April, 2002.



                           LINCOLN NATIONAL
                           SOCIAL AWARENESS FUND, INC.

                           By: /S/ Kelly D. Clevenger
                               ----------------------
                               Kelly D. Clevenger
                               President


(b) Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in their capacities indicated on April 2, 2002.


SIGNATURE                                                     TITLE
---------                                                     -----
/S/ Kelly D. Clevenger                                        Chairman of the Board,
---------------------------------                             President and Director
Kelly D. Clevenger                                            (Principal Executive Officer)

   *                                                          Director
---------------------------------
John B. Borsch, Jr.


   *                                                          Director
---------------------------------
Kenneth G. Stella


   *                                                          Director
---------------------------------
Barbara S. Kowalczyk


   *                                                          Director
---------------------------------
Nancy L. Frisby


   *                                                          Chief Accounting Officer
---------------------------------                             (Principal Accounting Officer)
Eric C. Jones


   **                                                         Vice President and Treasurer
---------------------------------                             (Principal Financial Officer)
Frederick J. Crawford


*By /S/ Steven M. Kluever                                     Pursuant to a Power of Attorney filed with
---------------------------------                             Post-Effective Amendment No. 13 to the
 Steven M. Kluever                                            Registration Statement.


**By  /S/ Steven M. Kluever                                   Pursuant to a Power of Attorney filed with
---------------------------------                             Post-Effective Amendment No. 15 to the
 Steven M. Kluever                                            Registration Statement.


                                  EXHIBIT INDEX



(d)3. Form of Inter-Series Transfer Agreement Investment Advisory Agreement effective May 1, 2002.

(g)         Form of Custody Agreement

(h)1.a.     Amended and Restated Fund Participation Agreement

     b.     Amended and Restated Fund Participation Agreement

(j)         Consent of Ernst & Young LLP, Independent Auditors dated March 29,
            2002.